Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.03

COLUMBIA UNIVERSITY

Abstract number 5088
MDSC-targeted TFF2-MSA synergizes with PD-1 blockade therapy in advanced gastric cancer models

Jin Qian[1], Sandra Ryeom[1], Bruce Daugherty[2], Seth Lederman[2], Timothy C. Wang[1]*

1. Irving Cancer Research Center, Columbia University Medical Center, New York, NY 10032, USA
2. Tonix Pharmaceuticals, Inc., 26 Main Street, Suite 101, Chatham, NJ 07928

Abstract

Recent studies revealed chemotherapy increases anti-PD1 response of gastric cancer (GC) by reducing tumor myeloid-derived cell (MDSC). However, a more potent MDSC-targeted treatment is needed to further improve anti-PD1 efficacy in advanced GC. Trefoil factor family 2 (TFF2), a partial agonist of CXCR4 and a secreted anti- inflammatory peptide, can decrease MDSCs. Here, we developed a novel peptide TFF2-MSA (mTNX-1700) with an extended serum half-life by fusing murine TFF2 to murine serum albumin. Using a syngeneic mouse model of transplanted ACKP (Atp4b-Cre; Cdh1-/-; LSL-KrasG12D; Trp53-/-) GC cells, we investigated whether TFF2-MSA can synergize with anti-PD1 therapy by reducing MDSC accumulation and biogenesis. When the subcutaneously implanted ACKP tumors reached 150-200 mm^3, TFF2-MSA or anti-PD-1 antibody or both was given to tumor-bearing mice. Intriguingly, while either TFF2-MSA or PD-1 antibody showed little benefit as a single agent (TGI 18% and 25% respectively, p>0.05), their combination dramatically suppressed ACKP tumor growth (TGI 78%, p<0.0001) and prolonged mouse median survival (64 days vs. 32.5 days in control) in a synergistic manner. Mechanistically, the combination therapy efficiently reduced intratumoral MDSCs, and profoundly increased tumor-infiltrating CD8$^+$ T cells accompanied by a better effector phenotype. In the bone marrow, biogenesis of MDSC from its progenitors was markedly decreased by TFF2-MSA to the level of tumor-free mice. In an orthotopic model, with implantation of ACKP-luc cells into the stomach submucosa, the TFF2-MSA/PD-1 antibody combo regimen eradicated GC in 80% mice compared to 0% in either monotherapy treatment. Finally, the combination significantly reduced spontaneous lung metastasis in s.c. xenograft resected mice (vs. control, p<0.0001), compared to minimal inhibition with either monotherapy (p>0.05). Overall, our data indicate that targeting MDSCs using TFF2-MSA synergizes with PD-1 blockade therapy in advanced and metastatic syngeneic mouse models of GC.

*CONTACT:

Timothy C. Wang M.D.
tcw21@cumc.columbia.edu
Chief, Division of Digestive and Liver Diseases
Silberberg Professor of Medicine
Department of Medicine
and Irving Cancer Research Center
Columbia University Medical Center

AACR Annual Meeting, Orlando, FL, April 18, 2023
Poster #22

Introduction

- Immune suppression within the tumor microenvironment (TME) has been demonstrated as an integral barrier to the efficacy of immune checkpoint blockade therapy. A major tumor- driven mechanism of immune suppression is the generation of myeloid-derived suppressor cells (MDSCs), which impede antitumor T cell activity within the TME[1].
- Granulocytic MDSCs (PMN-MDSCs) are a heterogeneous group of immature myeloid cells that greatly expand in malignancies. They are functionally and transciptionally distinct from mature neutrophils[2]. PMN-MDSCs are short-lived and constantly replenished by the bone marrow progenitors[3].
- Trefoil factor family 2 (TFF2) is a partial agonist for CXCR4, able to activate Ca$^+$ signaling but in the presence of SDF-1, TFF2 partial inhibits SDF-1-dependent signaling and chemotaxis[4].
- TFF2 has been shown to inhibit tumor formation by reducing MDSC expansion and proliferation in a colorectal cancer model[5].
- HDC$^+$ MDSCs expressed higher levels of CXCR4 and are more immunosuppressive than their HDC$^-$ counterparts. HDC$^+$ MDSCs profoundly expand in colorectal cancer and its reduction leads to tumor control[6].

References

1. Kim W, *et al.* PD-1 Signaling Promotes Tumor-Infiltrating Myeloid-Derived Suppressor Cells and Gastric Tumorigenesis in Mice. Gastroenterology. 2021 Feb;160(3):781-796.
2. Veglia F, *et al.* Analysis of classical neutrophils and polymorphonuclear myeloid-derived suppressor cells in cancer patients and tumor-bearing mice. J Exp Med. 2021 Apr 5;218(4):e20201803.
3. Colligan SH, *et al.* Inhibiting the biogenesis of myeloid-derived suppressor cells enhances immunotherapy efficacy against mammary tumor progression. J Clin Invest. 2022 Dec 1;132(23):e158661.
4. Dubeykovskaya Z, *et al.* Secreted trefoil factor 2 activates the CXCR4 receptor in epithelial and lymphocytic cancer cell lines. J Biol Chem. 2009 Feb 6;284(6):3650-62.
5. Dubeykovskaya Z, *et al.* Neural innervation stimulates splenic TFF2 to arrest myeloid cell expansion and cancer. Nat Commun. 2016 Feb 4;7:10517.
6. Chen X, *et al.* Histidine decarboxylase (HDC)-expressing granulocytic myeloid cells induce and recruit Foxp3+ regulatory T cells in murine colon cancer. Oncoimmunology. 2017 Feb 10;6(3):e1290034.

Results

Figure 1. TFF2-MSA showed synergy with anti-PD1 antibody in inhibition of s.c. ACKP xenograft growth.


A
Day 0
ACKP s.c. inoculation
Day 10
Start treatment
at volume 150-200 mm³
Vehicle
TFF2-MSA
PD-1 Antibody
Combination
i.p. every 3 days
Day 28 Terminate
experiment and extract
tumors
HDC-GFP mice
B
Tumor Volume
Treatment
Tumor volume (mm³)
Days after cell innoculation
C
Individual Tumor Volume Change
Vehicle
PD1 Ab (%TGI=17.93%)
TFF2-MSA (%TGI=24.57%)
Combo (%TGI=78.29%)
% Tumor volume change

A. Schematic representation of the treatment scheme. **B.** Tumor growth curve of s.c. implanted ACKP tumors in response to anti-PD1 antibody, TFF2-MSA or their combination. **C.** Tumor volume change relative to the initial volume of each tumor. Each bar represents one tumor. Positive or negative value represents volume increase or decrease respectively. **** P < 0.0001.

Figure 2. TFF2-MSA showed synergy with anti-PD1 antibody in inhibition of orthotopic ACKP xenograft growth and spontaneous lung metastasis.


A
Tumor Imaging
Vehicle
TFF2-MSA
PD1 Ab
Combo
B
Vehicle
PD1 Ab
TFF2-MSA
Combo
Luminescence(p/sec/cm²/sr)
Days after cell inoculation
C
Lung Metastasis Scheme
Tumor cells injected into the flank
Primary tumor grows to ~500 mm³
Primary tumor is resected, metastases allowed to grow
D
NO. of lung metastasis
Vehicle
PD1 Ab
TFF2-MSA
Combo

A. Representative bioluminescence images showing orthotopically injected ACKP tumors in response to different treatments. **B.** Bioluminescent intensity curves showing changes of orthotopic tumors. **C.** Schematic representation of the s.c. tumor resection scheme. **D.** Number of lung micrometastasis in mice from different treatment groups. * P < 0.05, **** P < 0.0001.

Figure 3. TFF2-MSA reduced MDSC accumulation in the tumor and biogenesis in the bone marrow


A Tumor GFP⁺CD11b⁺LY6G⁺ cell
B Blood GFP⁺CD11b⁺LY6G⁺ cell
% of CD45⁺
Vehicle
PD1 Ab
TFF2-MSA
Combo
Tumor-Free
C
GMP in BM
Tumor-free
Vehicle-treated
TFF2-MSA-treated
GMP 7.85%
CMP 25.16%
GMP 33.71%
CMP 32.68%
GMP 11.70%
CMP 39.37%
FCYR-PE-Cy7-H
CD34-BV605-H
D
GMP percentage in Lin⁻Sca1⁻C-kit⁺ cells

A. HDC-GFP$^+$CD11b$^+$LY6G$^+$cell percentage among CD45$^+$ cells in TME. **B.** HDC-GFP$^+$CD11b$^+$LY6G$^+$cell percentage among CD45$^+$ cells in blood. **C.** Representative flow cytometry plots showing ACKP tumor-bearing mice has increased granulocyte-monocyte progenitor (GMP) percentage in the bone marrow (BM) than tumor-free mice, while TFF2-MSA reduces GMP to a level similar to tumor-free mice. **D.** GMP percentage in Lin$^-$Sca1$^-$C-kit$^+$ cells within the BM. Data are presented as means ± SEM. One-way ANOVA. ** P < 0.01, **** P < 0.0001.

Figure 4. TFF2-MSA/Anti-PD1 Ab combination increased tumor-infiltrating CD8$^+$ T cell associated with a better effector phenotype.


A
Tumor CD8⁺ cell
B
Tumor Granzyme B⁺ CD8⁺ cell
% of CD45⁺
Vehicle
PD1 Ab
TFF2-MSA
Combo
C
DAPI CD8
Vehicle
TFF2-MSA
PD-1 Ab
Combo

A. CD8$^+$ t cell percentage among CD45$^+$ cells in TME. **B.** Granzyme B$^+$CD8$^+$ t cell percentage among CD45$^+$ cells in TME. **C.** Representative immunofluorescent images showing CD8$^+$ T cell infiltration into the TME. Scale bars: 100µm. Data are presented as means ± SEM. One-way ANOVA. *** P < 0.001, **** P < 0.0001.

Conclusion

TFF2-MSA (mTNX-1700) peptide synergizes with PD1 blockade therapy in advanced and metastatic GC syngeneic mouse models by reducing MDSC biogenesis and promoting a T cell-infiltrated tumor microenvironment.